UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2005

MACQUARIE INFRASTRUCTURE COMPANY TRUST

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

011-32385 Commission File Number	20-6196808 (IRS Employer Identification No.)

MACQUARIE INFRASTRUCTURE COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

011-32384 Commission File Number	43-2052503 (IRS Employer Identification No.)

600 Fifth Avenue, 21st Floor, New York, New York (Address of Principal Executive Offices)	10020 (Zip Code)

(212) 548-6538

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR .425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 26, 2005, Macquarie Infrastructure Company LLC (together with Macquarie Infrastructure Company Trust, “MIC”), through a wholly-owned subsidiary, entered into a membership interest purchase agreement with Mr Gene H. Yamagata to acquire 100% of the membership interests in Eagle Aviation Resources, Ltd., a Nevada limited liability company doing business as Las Vegas Executive Air Terminal (“LVE”) for a total cash purchase price of $58 million (subject to working capital adjustments) with no assumed debt. In addition to the purchase price, it is anticipated that a further $2.4 million will be paid to cover transaction costs and to pre-fund capital expenditures for the facility.

The membership interest purchase agreement contains various provisions customary for transactions of this size and type, including representations, warranties and covenants with respect to the business that are subject to customary limitations. The agreement provides for a one-year escrow of $500,000 to cover working capital adjustments or for indemnities. The amount of indemnification payable under the agreement is limited to 25% of the purchase price, with some exceptions.

Completion of the acquisition is subject to regulatory and other approvals, including approval of the relevant airport authority, the expiration or early termination of any waiting period under the Hart-Scott-Rodino Antitrust Act and other customary closing conditions.

Macquarie Securities (USA) Inc. acted as financial advisor to MIC on the transaction.

A copy of the membership interest purchase agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT NO.	DESCRIPTION
2.1	Membership Interest Purchase Agreement dated May 26, 2005 between Maquarie FBO Holdings LLC and Gene H. Yamagata.

99.1	Press Release dated May 31, 2005, issued by the Registrants.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
	By:	MACQUARIE INFRASTRUCTURE COMPANY LLC,
as Sponsor

Date May 31, 2005	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Chief Executive Officer

MACQUARIE INFRASTRUCTURE COMPANY LLC
Date May 31, 2005	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Chief Executive Officer